EXHIBIT (q)(1)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date
/s/ Michael A. Allison Michael A. Allison

President and Principal Executive Officer of Enhanced Equity Income Fund, Enhanced Equity Income Fund II, Risk-Managed Diversified Equity Income Fund, Tax-Advantaged Dividend Income Fund, Tax-Advantaged Global Dividend Income Fund, Tax-Advantaged Global Dividend Opportunities Fund, Tax-Managed Buy-Write Income Fund, Tax-Managed Buy-Write Opportunities Fund, Tax-Managed Diversified Equity Income Fund, Tax-Managed Global Buy-Write Opportunities Fund and Tax-Managed Global Diversified Equity Income Fund

August 10, 2015
/s/ John R. Baur John R. Baur	President and Principal Executive Officer of Currency Income Advantage Portfolio and International Income Portfolio	August 10, 2015
/s/ Michael A. Cirami Michael A. Cirami	President and Principal Executive Officer of Emerging Markets Local Income Portfolio and Global Macro Portfolio	August 10, 2015
/s/ Kathleen C. Gaffney Kathleen C. Gaffney	President and Principal Executive Officer of Bond Portfolio and Bond Portfolio II	August 10, 2015
/s/ Charles B. Gaffney Charles B. Gaffney	President and Principal Executive Officer of Dividend Builder Portfolio and Stock Portfolio	August 10, 2015
/s/ Samuel D. Isaly Samuel D. Isaly	President and Principal Executive Officer of Worldwide Health Sciences Portfolio	August 10, 2015
/s/ Thomas H. Luster Thomas H. Luster	President and Principal Executive Officer of CMBS Portfolio and Core Bond Portfolio	August 10, 2015
/s/ Scott H. Page Scott H. Page

President and Principal Executive Officer of Floating-Rate Income Plus Fund, Floating-Rate Income Trust, Senior Floating-Rate Trust, Senior Income Trust, Eaton Vance Floating Rate Portfolio and Senior Debt Portfolio

August 10, 2015
/s/ Edward J. Perkin Edward J. Perkin	President and Principal Executive Officer of NextShares Trust, Large-Cap Value Portfolio and Tax-Managed Value Portfolio	August 10, 2015
/s/ Lewis R. Piantedosi Lewis R. Piantedosi	President and Principal Executive Officer of Growth Portfolio, Tax-Managed Growth Portfolio and Tax-Managed Multi-Cap Growth Portfolio	August 10, 2015

Signature	Title	Date
/s/ Susan Schiff Susan Schiff	President and Principal Executive Officer of Government Obligations Portfolio and Short-Term U.S. Government Portfolio	August 10, 2015
/s/ Eric A. Stein Eric A. Stein	President and Principal Executive Officer of Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio and Global Opportunities Portfolio	August 10, 2015
/s/ Payson F. Swaffield Payson F. Swaffield

President and Principal Executive Officer of California Municipal Bond Fund, California Municipal Bond Fund II, California Municipal Income Trust, Growth Trust, Investment Trust, Limited Duration Income Fund, Massachusetts Municipal Bond Fund, Massachusetts Municipal Income Trust, Michigan Municipal Bond Fund, Michigan Municipal Income Trust, Municipal Bond Fund, Municipal Bond Fund II, Municipal Income 2028 Term Trust, Municipal Income Trust, Municipals Trust, Municipals Trust II, Mutual Funds Trust, National Municipal Opportunities Trust, New Jersey Municipal Bond Fund, New Jersey Municipal Income Trust, New York Municipal Bond Fund, New York Municipal Bond Fund, II, New York Municipal Income Trust, NextShares Trust II, Ohio Municipal Bond Fund, Ohio Municipal Income Trust, Pennsylvania Municipal Bond Fund, Pennsylvania Municipal Income Trust, Series Fund, Inc., Series Trust, Short Duration Diversified Income Fund, Special Investment Trust, Tax-Advantaged Bond and Option Strategies Fund, Variable Trust, MSAM Completion Portfolio, MSAR Completion Portfolio and Parametric Market Neutral Portfolio

August 10, 2015
/s/ Nancy B. Tooke Nancy B. Tooke	President and Principal Executive Officer of Tax-Managed Small-Cap Portfolio	August 10, 2015
/s/ Thomas Vester Thomas Vester	President and Principal Executive Officer of Greater India Portfolio	August 10, 2015
/s/ Michael W. Weilheimer Michael W. Weilheimer	President and Principal Executive Officer of Series Trust II, Boston Income Portfolio, High Income Opportunities Portfolio and Short Duration High Income Portfolio	August 10, 2015
/s/ James F. Kirchner James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	August 10, 2015

Signature	Title	Date
/s/ Scott E. Eston Scott E. Eston	Trustee/Director	August 10, 2015
/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.	Trustee/Director and President and Principal Executive Officer of SMID-Cap Portfolio, Tax-Managed International Equity Portfolio and Tax-Managed Global Small-Cap Portfolio	August 10, 2015
/s/ Cynthia E. Frost Cynthia E. Frost	Trustee/Director	August 10, 2015
/s/ George J. Gorman George J. Gorman	Trustee/Director	August 10, 2015
/s/ Valerie A. Mosley Valerie A. Mosley	Trustee/Director	August 10, 2015
/s/ William H. Park William H. Park	Trustee/Director	August 10, 2015
/s/ Helen Frame Peters Helen Frame Peters	Trustee/Director	August 10, 2015
/s/ Susan J. Sutherland Susan J. Sutherland	Trustee/Director	August 10, 2015
/s/ Harriett Tee Taggart Harriett Tee Taggart	Trustee/Director	August 10, 2015
/s/ Ralph F. Verni Ralph F. Verni	Trustee/Director	August 10, 2015

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust (“Growth Trust”)

Eaton Vance Investment Trust (“Investment Trust”)

Eaton Vance Municipals Trust (“Municipals Trust”)

Eaton Vance Municipals Trust II (“Municipals Trust II”)

Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)

Eaton Vance Series Trust (“Series Trust”)

Eaton Vance Series Trust II (“Series Trust II”)

Eaton Vance Special Investment Trust (“Special Investment Trust”)

Eaton Vance Variable Trust (“Variable Trust”)

Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)

Eaton Vance California Municipal Bond Fund II (“California Municipal Bond Fund II”)

Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)

Eaton Vance Enhanced Equity Income Fund (“Enhanced Equity Income Fund”)

Eaton Vance Enhanced Equity Income Fund II (“Enhanced Equity Income Fund II”)

Eaton Vance Floating-Rate Income Plus Fund (“Floating-Rate Income Plus Fund”)

Eaton Vance Floating-Rate Income Trust (“Floating-Rate Income Trust”)

Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)

Eaton Vance Massachusetts Municipal Bond Fund (“Massachusetts Municipal Bond Fund”)

Eaton Vance Massachusetts Municipal Income Trust (“Massachusetts Municipal Income Trust”)

Eaton Vance Michigan Municipal Bond Fund (“Michigan Municipal Bond Fund”)

Eaton Vance Michigan Municipal Income Trust (“Michigan Municipal Income Trust”)

Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)

Eaton Vance Municipal Bond Fund II (“Municipal Bond Fund II”)

Eaton Vance Municipal Income Trust (“Municipal Income Trust”)

Eaton Vance Municipal Income 2028 Term Trust (“Municipal Income 2028 Term Trust”)

Eaton Vance National Municipal Opportunities Trust (“National Municipal Opportunities Trust”)

Eaton Vance New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”)

Eaton Vance New Jersey Municipal Income Trust (“New Jersey Municipal Income Trust”)

Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Eaton Vance New York Municipal Bond Fund II (“New York Municipal Bond Fund II”)

Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)

Eaton Vance Ohio Municipal Bond Fund (“Ohio Municipal Bond Fund”)

Eaton Vance Ohio Municipal Income Trust (“Ohio Municipal Income Trust”)

Eaton Vance Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)

Eaton Vance Pennsylvania Municipal Income Trust (“Pennsylvania Municipal Income Trust”)

Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)

Eaton Vance Senior Floating-Rate Trust (“Senior Floating-Rate Trust”)

Eaton Vance Senior Income Trust (“Senior Income Trust”)

Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (“Tax-Advantaged Bond and Option Strategies Fund”)

Eaton Vance Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (“Tax-Advantaged Global Dividend Opportunities Fund”)

Eaton Vance Tax-Managed Buy-Write Income Fund (“Tax-Managed Buy-Write Income Fund”)

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Tax-Managed Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Diversified Equity Income Fund (“Tax-Managed Diversified Equity Income Fund”)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (“Tax-Managed Global Buy-Write Opportunities Fund”)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (“Tax-Managed Global Diversified Equity Income Fund”)

     Portfolio Name

     Trust Name

Asian Small Companies Portfolio

Eaton Vance Growth Trust

Bond Portfolio

Eaton Vance Special Investment Trust

Bond Portfolio II

Eaton Vance Special Investment Trust

Boston Income Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust II

CMBS Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Core Bond Portfolio

Eaton Vance Special Investment Trust

Currency Income Advantage Portfolio

Eaton Vance Mutual Funds Trust

Dividend Builder Portfolio

Eaton Vance Special Investment Trust

Eaton Vance Floating Rate Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Emerging Markets Local Income Portfolio

Eaton Vance Mutual Funds Trust

Global Macro Absolute Return Advantage Portfolio

Eaton Vance Mutual Funds Trust

Global Macro Capital Opportunities Portfolio

Eaton Vance Mutual Funds Trust

Global Macro Portfolio

Eaton Vance Mutual Funds Trust

Global Opportunities Portfolio

Eaton Vance Mutual Funds Trust

Government Obligations Portfolio

Eaton Vance Mutual Funds Trust

Greater India Portfolio

Eaton Vance Special Investment Trust

Growth Portfolio

Eaton Vance Special Investment Trust

High Income Opportunities Portfolio

Eaton Vance Mutual Funds Trust

International Income Portfolio

Eaton Vance Mutual Funds Trust

Large-Cap Value Portfolio

Eaton Vance Special Investment Trust

MSAM Completion Portfolio

Eaton Vance Mutual Funds Trust

MSAR Completion Portfolio

Eaton Vance Mutual Funds Trust

Parametric Market Neutral Portfolio

Eaton Vance Mutual Funds Trust

Senior Debt Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Short Duration High Income Portfolio

Eaton Vance Mutual Funds Trust

Short-Term U.S. Government Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

SMID-Cap Portfolio

Eaton Vance Growth Trust

Stock Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Tax-Managed Global Small-Cap Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Growth Portfolio

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust

Tax-Managed International Equity Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Multi-Cap Growth Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Small-Cap Portfolio

Eaton Vance Mutual Funds Trust

Tax-Managed Value Portfolio

Eaton Vance Mutual Funds Trust

Worldwide Health Sciences Portfolio

Eaton Vance Growth Trust